Interim Condensed Consolidated Statements of Cash Flows (Unaudited) (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
(a) Proceeds from sale of investments in previously consolidated subsidiaries:
Working capital (excluding cash and cash equivalents)	$ (53)
Treasury shares deduction, net	132
Non-controlling interests	52
Gain (loss) from sale of subsidiaries	769
Long term investments	(922)
Total subsidiaries' assets and liabilities	$ (22)